EXHIBIT 10.1


[LOGO-CA Assoc. of Realtors] COMMERCIAL LEASE AGREEMENT
                          (C.A.R. Form CL, Revised 10/01)

Date (For reference only):_______________
Noel C. McDermott and Warren P. Yost ("Landlord") and Microtel International Incorporated ("Tenant") agree as follows:
1. PROPERTY: Landlord rents to Tenant and Tenant rents from Landlord, the real property and improvements described as: 894 Faulstich Court, San Jose, CA 925112-1361 ("Premises"), which compromise approximately 100% of the total square footage of rentable space in the entire property. See Exhibit A for a further description of the Premises.
2. TERM: The term shall be for 7 years and 0 months, beginning on (date) July 1, 2004 ("Commence Date").
         (Check A or B):
     [X] A. Lease: and shall terminate on (date) June 30, 2011 at Midnight AM PM. Any holding over after the term of this agreement expires, with Landlord's consent, shall create a month-to-month tenancy that either party may terminate as specified in paragraph 2B. Rent shall be at a rate equal to the rent for the immediately preceding month, payable in advance. All other terms and conditions of this agreement shall remain in full force and effect.

     [ ]  B.       Month-to-month: and continues as a month-to-month tenancy.
                  Either party may terminate the tenancy by giving written notice to the other at least 30 days prior to the intended termination date, subject to any applicable local laws. Such notice may be given on any date.

     [X] C.       RENEWAL OR EXTENSION TERMS: See attached addendum Exhibit B.
3:       BASE RENT:
         A.       Tenant agrees to pay Base Rent at the rate of (CHECK ONE
                  ONLY:)
          [ ] (1) $__________ per month, for the term of the agreement.
          [ ] (2) $__________ per month, for the first 12 months of the agreement. Commencing with the 13th month, and upon expiration of each 12 months thereafter, rent shall be adjusted according to any increase in the U.S. Consumer Price Index of the Bureau of Labor Statistics of the Department of Labor for All Urban
                  Consumers ("CPI") for ________________________ (the city
                  nearest the location of the Premises), based on the following formula: Base Rent will be multiplied by the most current CPI preceding the first calendar month during which the adjustment is to take effect, and divided by the most recent CPI
                  preceding the Commencement Date. In no event shall any
                  adjusted Base Rent be less than the Base Rent for the month immediately preceding the adjustment. If the CPI is no longer published, then the adjustment to Base Rent shall be based on an alternate index that most closely reflects the CPI.
          [ ] (3) $__________ per month for the period commencing __________ and ending __________ and $__________ per month for the period commencing __________ and ending __________ and $__________
                  per month for the period commencing __________ and ending
                  __________.
          [ ] (4) In accordance with the attached rent schedule.
         [X]  (5) Other: Specified in Exhibit C.
         B.       Base Rent is payable in advance on the 1st (or _____) day of each calendar month, and is delinquent on the next day.
         C.       If Commencement Date falls on any day other than the first day of the month, Base Rent for the first calendar month shall be prorated based on a 30-day period. If Tenant has paid one full month's Base Rent in advance of Commencement Date, Base Rent for the second calendar month shall be prorated based on a 30-day period.
4.       RENT:
         A.       Definition: ("Rent") shall mean all monetary obligations of
                  Tenant to Landlord under the terms of this agreement, except security deposit.
         B.       Payment: Rent shall be paid to (Name) Noel C. McDermott and
                  Warren P. Yost, at (address) 502 Village Circle, Santa Cruz,
                  CA 95060, or at any other location specified by Landlord in writing to Tenant.
         C.       Timing: Base Rent shall be paid as specified in paragraph 3.
                  All other Rent shall be paid within 30 days after Tenant is billed by Landlord.

                                    Landlord and Tenant acknowledge receipt of
                                    a copy of this page.
                                    Landlord's initials ( NCM by WPY ) ( WPY )
                                    Tenant's initials ( CTO ) (_____)
                                    --------------------------------------------
                                    Reviewed by
                                    Broker of Designee __________ Date__________
                                    --------------------------------------------
Commercial Lease Agreement (CL-11 Page 1 of 8)
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Premises 894 Faulstich Court, San Jose CA 95112-1361        Date________________

5. EARLY POSSESSION: Tenant is entitled to possession of the Premises on N/A. If Tenant is in possession prior to the Commencement Date, during this time (i) Tenant is not obligated to pay Base Rent, and (ii) Tenant is is not obligated to pay Rent other than Base Rent. Whether or not Tenant is obligated to pay Rent prior to Commencement Date, Tenant is obligated to comply with all other terms of this agreement.
6.       SECURITY DEPOSIT:
         A. Tenant agrees to pay Landlord $35,000.00 as a security deposit. Tenant agrees not to hold Broker responsible for its return.
                  (IF CHECKED:) [ ] If Base Rent increases during the term of this agreement, Tenant agrees to increase security deposit by the same portion as the increase in Base Rent.
         B. All or any portion of the security deposit may be used, as reasonably necessary, to: (i) cure Tenant's default in payment of Rent, late charges, non-sufficient funds ("NSF") fees, or other sums due; (ii) repair damage, excluding ordinary wear and tear, caused by Tenant or by a guest or licensee of Tenant; (iii) broom clean the Premises, if necessary, upon termination of tenancy; and (iv) cover any other unfulfilled obligation of Tenant. SECURITY DEPOSIT SHALL NOT BE USED BY TENANT IN LIEU OF PAYMENT OF LAST MONTH'S RENT. If all or any portion of the security deposit is used during the tenancy, Tenant agrees to reinstate the total security deposit within 5 days after written notice is delivered to Tenant. Within 30 days after Landlord receives possession of the Premises, Landlord shall: (i) furnish Tenant and itemized statement indicating the amount of any security deposit received and the basis for its disposition, and (ii) return any remain portion of security deposit to Tenant. However, if the Landlord's only claim upon the security deposit is for unpaid Rent, then the remain portion of the security deposit, after deduction of unpaid Rent, shall be returned within 14 days after the Landlord receives possession.
         C. No interest will be paid on security deposit, unless required by local ordinance.
7.       PAYMENTS:                           PAYMENT      BALANCE
                               TOTAL DUE     RECEIVED      DUE       DUE DATE
                               ---------     --------      ---       --------
A. Rent From July 1         $27,000.00/    $__________  $__________  July 1
     To July 31              month
B. Security Deposit         $35,000.00     $__________  $__________  July 1
C. Other: Taxes, Insurance
     & Maintenance Category $____________  $__________  $__________  as incurred
D. Other: Late Payment
     of Security Deposit
     Category               $100.00/day    $__________ $__________   July 1
E. Total:                   $____________  $__________ $__________

8. PARKING: Tenant is entitled to 45 unreserved and N/A reserved vehicle parking spaces. The right to parking |X| is [ ] is not included in the Base Rent charged pursuant to paragraph 3. If not included in the Base Rent, the parking rental fee shall be an additional $ N/A per month. Parking space(s) are to be used for parking operable motor vehicles, except for trailers, boats, campers, buses or trucks (other than pick-up trucks). Tenant shall park in assigned space(s) only. Parking space(s) are to be kept clean. Vehicles leaking oil, gas or other motor vehicle fluids shall not be parked in parking spaces or on the Premises. Mechanical work or storage of inoperable vehicles is not allowed in parking space(s) or elsewhere on the Premises. No overnight parking is permitted.
9.       ADDITIONAL STORAGE: Storage is permitted as follows: N/A.
         The right to additional storage space is is not included in the Base Rent charged pursuant to paragraph 3. If not included in Base rent, storage space shall be an additional $ N/A per month. Tenant shall store only personal property that Tenant owns, and shall not store property that is claimed by another, or in which another has any right, title, or interest. Tenant shall not store any improperly packaged food or perishable goods, flammable materials, explosives, or other dangerous or hazardous material. Tenant shall pay for, and be responsible for, the clean-up of any contamination caused by Tenant's use of the storage area.
10. LATE CHARGE; INTEREST; NSF CHECKS: Tenant acknowledges that either late payment of Rent or issuance of a NSF check may cause Landlord to incur costs and expenses, the exact amount of which are extremely difficult and impractical to determine. These costs my include, but are not limited to, processing, enforcement and accounting expenses, and late charges imposed on Landlord. If any installment of Rent due from Tenant is not received by Landlord within 10 calendar days after date due, or if a check is returned NSF, Tenant shall pay to Landlord, respectively, $ 50 as late charge, plus 10%

                                    Landlord and Tenant acknowledge receipt of
                                    a copy of this page.
                                    Landlord's initials ( NCM by WPY ) ( WPY )
                                    Tenant's initials ( CTO ) (_____)
                                    --------------------------------------------
                                    Reviewed by
                                    Broker of Designee __________ Date__________
                                    --------------------------------------------
Commercial Lease Agreement (CL-11 Page 2 of 8)
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Premises 894 Faulstich Court, San Jose CA 95112-1361        Date________________

         interest per annum on the delinquent amount and $100.00 as a NSF fee, any of which shall be deemed additional Rent. Landlord and Tenant agree that these charges represent a fair and reasonable estimate of the costs Landlord may incur by reason of Tenant's late or NSF payment. Any late charge, delinquent interest, or NSF fee due shall be paid with the current installment of Rent. Landlord's acceptance of any late change or NSF fee shall not constitute a waiver as to any default of Tenant. Landlord's right to collect a Late Charge or NSF fee shall not be deemed an extension of the date Rent is due under paragraph 4, or prevent Landlord from exercising any other rights and remedies under this agreement, and as provided by law.
11. CONDITION OF PREMISES: Tenant has examined the Premises and acknowledges that Premise is clean and in operative condition, with the following exceptions:_________________________________________________.
         Items listed as exceptions shall be dealt with in the following manner:_______________________________________________________________.

         ______________________________________________________________________.
12. ZONING AND LAND USE: Tenant accepts the Premises subject to all local, state and federal laws, regulations and ordinances ("Laws"). Landlord makes no representations or warranty that Premises are now or in the future will be suitable for Tenant's use. Tenant has made it own investigation regarding all applicable Laws.
13. TENANT OPERATING EXPENSES: Tenant agrees to pay for all utilities and services directly billed to Tenant____________________________________.
14.      PROPERTY OPERATING EXPENSES:
         A.       Tenant agrees to pay its proportionate share of Landlord's estimated monthly property operating expenses, including but not limited to, common area maintenance, consolidated utility and service bills, insurance, and real estate taxes, based on the ratio of the square footage of the Premises to the total square footage of the rentable space in the entire property.
                  100% of space .
OR       B.       [ ] (If checked) Paragraph 14 does not apply.
15. USE: The Premises are for the sole use as LIGHT MANUFACTURING/ TELECOMMUNICATIONS EQUIPMENT . No other use is permitted without Landlord's prior written consent. If any use by tenant causes an increase in the premium on Landlord's existing property insurance, Tenant shall pay for the increased cost. Tenant will comply with all Laws affecting its use of the Premises.
16. RULES/REGULATIONS: Tenant agrees to comply with all rules and regulations of Landlord (and, if applicable, Owner's Association) that are at any time posted on the Premises or delivered to Tenant. Tenant shall not, and shall ensure that guests and licenses of Tenant do not, disturb, annoy, endanger, or interfere with other tenants of the building or neighbors, or use the Premises for any unlawful purposes, including, but not limited to, using, manufacturing, selling, storing, or transporting illicit drugs or other contraband, or violate any law or ordinance, or committing a waste or nuisance on or about the Premises.
17.      MAINTENANCE:
         A.       Tenant OR [ ] (if checked, Landlord) shall professionally
                  maintain the Premises including heating, air conditioning, electrical, plumbing and water systems, if any, and keep glass, windows and doors in operable and safe condition.
                  Unless Landlord is checked, if Tenant fails to maintain the Premises, Landlord may contract for or perform such maintenance, and charge Tenant for Landlord's cost.
         B.       Landlord OR [ ] (if checked, Tenant) shall maintain the roof, foundation, exterior walls, common areas and PARKING LOT .
18. ALTERATIONS: Tenant shall not make any alterations in or about the Premises, including installation of trade fixtures and signs, without Landlord's prior written consent, which shall not be unreasonably withheld. Any alterations to the Premises shall be done according to Law and with required permits. Tenant shall give Landlord advance notice of the commencement date of any planned alteration, so that Landlord, at its option, may post a Notice of Non-Responsibility to prevent potential liens against Landlord's interest in the Premises. Landlord may also require Tenant to provide Landlord with lien releases from any contractor performing work on the Premises.
19. GOVERNMENT IMPOSED ALTERATIONS. Any alterations required by Law as a result of Tenant's use shall be Tenant's responsibility. Landlord shall be responsible for any other alterations required by Law.
20. ENTRY: Tenant shall make Premises available to Landlord or Landlord's agent for the purpose of entering to make inspections, necessary or agreed repairs, alterations, or improvements, or to supply necessary or agreed services, or to show Premises to prospective or actual purchasers, tenants, mortgagees, lenders, appraisers, or contractors. Landlord and Tenant agree that 24 hours notice (oral or written) shall

                                    Landlord and Tenant acknowledge receipt of
                                    a copy of this page.
                                    Landlord's initials ( NCM by WPY ) ( WPY )
                                    Tenant's initials ( CTO ) (_____)
                                    --------------------------------------------
                                    Reviewed by
                                    Broker of Designee __________ Date__________
                                    --------------------------------------------
Commercial Lease Agreement (CL-11 Page 3 of 8)
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Premises 894 Faulstich Court, San Jose CA 95112-1361        Date________________

         be reasonable and sufficient notice. In an emergency, Landlord or Landlord's representative may enter Premises at any time without prior notice.
21. SIGNS: Tenant authorizes Landlord to place a FOR SALE sign o the Premises at any time, and a FOR LEASE sign on the Premises within the 90 (or [ ] _________________) day period preceding the termination of the agreement.
22. SUBLETTING/ASSIGNMENT: Tenant shall not sublet or encumber all or any part of Premises, or assign or transfer this agreement or any interest in it, without the prior written consent of Landlord, which shall not be unreasonably withheld. Unless such consent is obtained, any subletting, assignment, transfer, or encumbrance of the Premises, agreement, or tenancy, by voluntary act of Tenant, operation of law, or otherwise, shall be null and void, and at the option of Landlord, terminate this agreement. Any proposed sublessee, assignee, or transferee shall submit to Landlord an application and credit information for Landlord's approval, and, if approved, sign a separate written agreement with Landlord and Tenant. Landlord's consent to any one sublease, assignment, or transfer, shall not be construed as consent to any subsequent sublease, assignment or transfer, and does not release Tenant of Tenant's obligation under this agreement.
23. POSSESSION: If Landlord is unable to deliver possession of Premises on Commencement date, such date shall be extended to the date on which possession is made available to Tenant. However, the expiration date shall remain the same as specified in paragraph 2. If Landlord is unable to deliver possession within 60 (or [ ] ____________) calendar days after agreed Commencement Date, Tenant may terminate this agreement by giving written notice to Landlord, and shall be refunded all Rent and security deposit paid.
24. TENANT'S OBLIGATIONS UPON VACATING PREMISES: Upon termination of agreement, Tenant shall: (i) give Landlord all copies of all keys or opening devices to Premises, including any common areas; (ii) vacate Premises and surrender it to Landlord empty of all persons and personal property; (iii) vacate all parking and storage spaces; (iv) deliver Premises to Landlord in the same condition as referenced in paragraph 11; (v) clean Premises; (vi) give written notice to Landlord of Tenant's forwarding address; and, (vii)
         ______________________________________________________________________.
         All improvements installed by Tenant, with or without Landlord's consent, become the property of Landlord upon termination. Landlord may nevertheless require Tenant to remove any such improvement that did not exist at the time possession was made available to Tenant.
25. BREACH OF CONTRACT/EARLY TERMINATION: In event Tenant, prior to expiration of this agreement, breaches any obligation in this agreement, abandons the premises, or gives notice of tenant's intent to terminate this tenancy prior to its expiration, in addition to any obligations established by paragraph 24, Tenant shall also be responsible for lost rent, rental commissions, advertising expenses, and painting costs necessary to ready Premises for re-rental. Landlord may also recover from Tenant: (i) the worth, at the time of award, of the unpaid Rent that had been earned at the time of termination; (ii) the worth, at the time of award, of the amount by which the unpaid Rent that would have bee earned after expiration until the time of award exceeds the amount of such rental loss the Tenant proves could have been reasonably avoided; and (iii) the worth, at the time of award, of the amount by which the unpaid Rent for the balance of the term after the time of the award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided. Landlord may elect to continue the tenancy in effect for so long as Landlord does not terminate Tenant's right to possession, by either written notice of termination of possession or by reletting the Premises to another who takes possession, and Landlord may enforce all Landlord's rights and remedies under this agreement, including the right to recover the Rent as it becomes due.
26. DAMAGE TO PREMISES: If, by no fault of Tenant, Premises are totally or partially damaged or destroyed by fire, earthquake, accident or other casualty, Landlord shall have the right to restore the Premises by repair or rebuilding. If Landlord elects to repair or rebuild, and is able to complete such restoration within 90 days from the date of damage, subject to terms of this paragraph, this agreement shall remain in full force and effect. If Landlord is unable to restore the Premises within this time, or if Landlord elects not to restore, then either Landlord or Tenant may terminate this agreement by giving the other written notice. Rent shall be abated as of the date of damage. The abated amount shall be the current monthly Base Rent prorated on a 30-day basis. If this agreement is not terminated, and the damage is not repaired, then Rent shall be reduced based on the extent to which the damage interferes with Tenant's reasonable use of Premises.

                                    Landlord and Tenant acknowledge receipt of
                                    a copy of this page.
                                    Landlord's initials ( NCM by WPY ) ( WPY )
                                    Tenant's initials ( CTO ) (_____)
                                    --------------------------------------------
                                    Reviewed by
                                    Broker of Designee __________ Date__________
                                    --------------------------------------------
Commercial Lease Agreement (CL-11 Page 4 of 8)
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Premises 894 Faulstich Court, San Jose CA 95112-1361        Date________________

         If damage occurs as a result of an act of Tenant or Tenant's guest, only Landlord shall have the right of termination, and no reduction in Rent shall be made.
27. HAZARDOUS MATERIALS: Tenant shall not use, store, generate, release or dispose of any hazardous material on the Premises or the property of which the Premises are part. However, Tenant is permitted to make use of such materials that are required to be used in the normal course of Tenant's business provided that Tenant complies with all applicable Laws related to the hazardous materials. Tenant is responsible for the cost of removal and remediation, or any clean-up of any contamination caused by Tenant.
28. CONDEMNATION: If all or part of the Premises is condemned for public use, either party may terminate this agreement as of the date possession is given to the condemner. All condemnation proceeds, exclusive of those allocated by the condemner to Tenant's relocation costs and trade fixture, belong to Landlord.
29. INSURANCE: Tenant's personal property, fixtures, equipment, inventory and vehicles are not insured by Landlord against loss or damage due to fire, theft, vandalism, rain, water, criminal or negligent acts of others, or any other cause. Tenant is to carry Tenant's own property insurance to protect Tenant from any such loss. In addition, Tenant shall carry liability insurance in an amount of not less than $ 3M . Tenant's liability insurance shall name Landlord and Landlord's agent as additional insured. Tenant, upon Landlord's request, shall provide Landlord with a certificate of insurance establishing Tenant's compliance. Landlord shall maintain liability insurance insuring Landlord, but not Tenant, in an amount of at least $1M, plus property insurance in an amount sufficient to cover the replacement cost of the property. Tenant is advised to carry business interruption insurance in an amount at least sufficient to cover Tenant's complete rental obligation to Landlord. Landlord is advised to obtain a policy of rental loss insurance. Both Landlord and Tenant release each other, and waive their respective rights to subrogation against each other, for loss or damage covered by insurance.
30. TENANCY STATEMENT (ESTOPPEL CERTIFICATE): Tenant shall execute and return a tenancy statement (estoppel certificate), delivered to Tenant by Landlord or Landlord's agent, within 3 days after its receipt. The tenancy statement shall acknowledge that this agreement is unmodified and in full force, or in full force as modified, and state the modifications. Failure to comply with this requirement: (i) shall be deemed Tenant's acknowledgment that the tenancy statement is true and correct, and may be relied upon by a prospective lender or purchaser; and (ii) may be treated by Landlord as a material breach of this agreement. Tenant shall also prepare, execute, and deliver to Landlord any financial statement (which will be held in confidence) reasonably requested by a prospective lender or buyer.
31. LANDLORD'S TRANSFER: Tenant agrees that the transferee of Landlord's interest shall be substituted as Landlord under this agreement. Landlord will be released of any further obligation to Tenant regarding the security deposit, only if the security deposit is returned to Tenant upon such transfer, or if the security deposit is actually transferred to the transferee. For all other obligations under this agreement, Landlord is released of any further liability to Tenant, upon Landlord's transfer.
32. SUBORDINATION: This agreement shall be subordinate to all existing liens and, at Landlord's option, the lien of any first deed of trust or first mortgage subsequently placed upon the real property of which the Premises are a part, and to any advances made on the security of the Premises, and to all renewals, modifications, consolidations, replacements, and extensions. However, as to the lien of any deed of trust or mortgage entered into after execution of this agreement, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant pays the Rent and observes and performs all of the provisions of this agreement, unless this agreement is otherwise terminated pursuant to its terms. If any mortgagee, trustee, or ground lessor elects to have this agreement placed in a security position prior to the lien of a mortgage, deed of trust, or ground lease, and gives written notice to Tenant, this agreement shall be deemed prior to that mortgage, deed of trust, or ground lease, of the date of recording.
33. TENANT REPRESENTATIONS; CREDIT: Tenant warrants that all statements in Tenant's financial documents and rental application are accurate. Tenant authorizes Landlord and Broker(s) to obtain Tenant's credit report at time of application and periodically during tenancy in connection with approval, modification, or enforcement of this agreement. Landlord may cancel this agreement: (i) before occupancy begins, upon disapproval of the credit report(s); or (ii) at any time, upon discovering that information in Tenant's application is false. A negative credit report reflecting on Tenant's record may be submitted to a credit reporting agency, if Tenant fails to pay Rent or comply with any other obligation under this agreement.

                                    Landlord and Tenant acknowledge receipt of
                                    a copy of this page.
                                    Landlord's initials ( NCM by WPY ) ( WPY )
                                    Tenant's initials ( CTO ) (_____)
                                    --------------------------------------------
                                    Reviewed by
                                    Broker of Designee __________ Date__________
                                    --------------------------------------------
Commercial Lease Agreement (CL-11 Page 5 of 8)

Premises 894 Faulstich Court, San Jose CA 95112-1361        Date________________

34.      DISPUTE RESOLUTION:
         A. MEDIATION: Tenant and Landlord agree to mediate any dispute or claim arising between them out of this agreement, or any resulting transaction, before resorting to arbitration or court action, subject to paragraph 34B(2) below. Paragraphs 34B(2) and (3) apply whether or not the arbitration provision is initialed. Mediation fees, if any, shall be divided equally among the parties involved. If for any dispute or claim to which this paragraph applies, any party commences an action without first attempting to resolve the matter through mediation, or refuses to mediate after a request has been made, then that party shall not be entitled to recover attorney fees, even if they would otherwise be available to that party in any such action. THIS MEDIATION PROVISION APPLIES WHETHER OR NOT THE ARBITRATION PROVISION IS INITIALED.
         B. ARBITRATION OF DISPUTES: (1) Tenant and Landlord agree that any dispute or claim in Law or equity arising between them out of this agreement or any resulting transaction, which is not settled through mediation, shall be decided by neutral, binding arbitration, including and subject to paragraphs 34B(2) and (3) below. The arbitrator shall be a retired judge or justice, or an attorney with a least 5 years of real estate transactional law experience, unless the parties mutually agree to a different arbitrator, who shall render an award in accordance with substantive California Law. In all other respects, the arbitration shall be conducted in accordance with Part III, Title 9 of the California Code of Civil Procedure. Judgment upon the award of the arbitrator(s) may be entered in any court having jurisdiction. The parties shall have the right to discovery in accordance to the Code of Civil Procedure ss.1283.05.
                  (2) EXCLUSIONS FROM MEDIATION AND ARBITRATION: The following matters are excluded from Mediation and Arbitration hereunder:
                  (i) a judicial or non-judicial foreclosure or other action or proceeding to enforce a deed of trust, mortgage, or installment land sale contract as defined in Civil Code ss.2985; (ii) an unlawful detainer action; (iii) the filing or enforcement of a mechanic's lien; (iv) any matter that is within the jurisdiction of a probate, small claims or bankruptcy court; and (v) an action for bodily injury or wrongful death, or for latent or patent defects to which Code of Civil Procedure ss.337.1 or ss.337.15 applies. The filing of a court action to enable the recording of a notice of pending action, for order of attachment, receivership, injunction, or other provisional remedies, shall not constitute a violation of the mediation and arbitration provision.
                  (3) BROKER: Tenant and Landlord agree to mediate and arbitrate disputes or claims involving either or both Brokers, provided either or both Brokers shall have agreed to such mediation or arbitration, prior to, or within a reasonable time after the dispute or claim is presented to Brokers. Any election by either or both Brokers to participate in mediation or arbitration shall not result in Brokers being deemed parties to the agreement.
                           "NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE
                  AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATERS INCLUDED IN THE `ARBITRATION OF DISPUTES' PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE `ARBITRATION OF DISPUTES' PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY."
                           "WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE
                  TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE `ARBITRATION OF DISPUTES' PROVISION TO NEUTRAL ARBITRATION." Landlord's Initials _______, _______
                  Tenant's Initials _______, _______
35. JOINT AND INDIVIDUAL OBLIGATIONS: If there is more than one Tenant, each one shall be individually and completely responsible for the performance of all obligations of Tenant under this agreement, jointly with every other Tenant, and individually, whether or not in possession.

                                    Landlord and Tenant acknowledge receipt of
                                    a copy of this page.
                                    Landlord's initials ( NCM by WPY ) ( WPY )
                                    Tenant's initials ( CTO ) (_____)
                                    --------------------------------------------
                                    Reviewed by
                                    Broker of Designee __________ Date__________
                                    --------------------------------------------
Commercial Lease Agreement (CL-11 Page 6 of 8)

Premises 894 Faulstich Court, San Jose CA 95112-1361        Date________________

36. NOTICE: Notices may be served by mail, facsimile, or courier at the following address or location, or at any other location subsequently designated:

         Landlord: Noel C. McDermott and William P. Yost       Tenant: MicroTel International, Inc.
                   502 Village Circle                                  9485 Haven Avenue, Suite 100
                   Santa Cruz, CA 95060                                Rancho Cucamonga, CA 91730
         _______________________________________________       _____________________________________

         _______________________________________________       _____________________________________

         Notice is deemed effective upon the earliest of the following: (i) personal receipt by either party or their agent; (ii) written acknowledgment of notice; or (iii) 5 days after mailing notice to such location by first class mail, postage pre-paid.
37. WAIVER: The waiver of any breach shall not be construed as a continuing waiver of the same breach or a waiver of any subsequent breach.
38. INDEMNIFICATION: Tenant shall indemnify, defend and hold Landlord harmless from all claims, disputes, litigation judgments and attorney fees arising out of Tenant's use of the Premises.
39.      OTHER TERMS AND CONDITIONS/SUPPLEMENTS: None
                                                -------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         ----------------------------------------------------------------------
         The following ATTACHED supplements/exhibits are incorporated in this agreement: Exhibit A, B, C & D
         -----------------------------------------------------------------------
40. ATTORNEY FEES: In any action or proceeding arising out of this agreement the prevailing party between Landlord and Tenant shall be entitled to reasonable attorney fees and costs for the non-prevailing Landlord or Tenant except as provided in paragraph 34A.
41. ENTIRE CONTRACT: Time is of the essence. All prior agreements between Landlord and Tenant are incorporated in this agreement which constitutes the entire contract. It is intended as a final expression of the parties' agreement, and may not be contradicted by evidence of any prior agreement or contemporaneous oral agreement. The parties further intend that this agreement constitutes the complete and exclusive statement of its terms, and that no extrinsic evidence whatsoever may be introduced in any judicial or other proceeding, if any, involving this agreement. Any provision of this agreement that is held to be invalid shall not affect the validity or enforceability of any other provision in this agreement. This agreement shall be binding upon, and inure to the benefit of, the heirs, assignees and successors to the parties.
42. BROKERAGE: Landlord and Tenant shall each pay to Broker(s) the fee agreed to, if any, in a separate written agreement. Neither Tenant nor Landlord has utilized the services of, or for any other reason owes compensation to, a licensed real estate broker (individual or corporate), agent, finder, or other entity, other than as named in this agreement, in connection with any act relating to the Premises, including, but not limited to, inquires, introductions, consultations, and negotiations leading to this agreement. Tenant and Landlord each agree to indemnify, defend and hold harmless the other, and the Brokers specified herein, and their agents, from and against any costs, expenses, or liability for compensation claimed inconsistent with the warranty and representation in this paragraph 42.
43. AGENCY CONFIRMATION: The following agency relationships are hereby confirmed for this transactions:
         Listing Agent:______________________________ (Print Firm Name) is the
         agent of (check one):
         the Landlord exclusively; or both the Tenant and Landlord. Selling Agent:______________________________ (Print Firm Name)(if not same as
         Listing Agent) is the agent of (check one):
         the Tenant exclusively; or the Landlord exclusively; or both the Tenant and Landlord. Real Estate Brokers are not parties to the agreement between Tenant and Landlord.

                                    Landlord and Tenant acknowledge receipt of
                                    a copy of this page.
                                    Landlord's initials ( NCM by WPY ) ( WPY )
                                    Tenant's initials ( CTO ) (_____)
                                    --------------------------------------------
                                    Reviewed by
                                    Broker of Designee __________ Date__________
                                    --------------------------------------------
Commercial Lease Agreement (CL-11 Page 7 of 8)

Premises 894 Faulstich Court, San Jose CA 95112-1361        Date________________

--------------------------------------------------------------------------------
Landlord and Tenant acknowledge and agree that Brokers: (i) do not guarantee the condition of the Premises; (ii) cannot verify representations made by others;
(iii) will not verify zoning and land use restrictions; (iv) cannot provide legal or tax advice; (v) will not provide other advice or information that exceeds the knowledge, education or experience required to obtain a real estate license. Furthermore, if Brokers are not also acting as Landlord in this agreement, Brokers: (vi) do not decide what rental rate a Tenant should pay or Landlord should accept; and (vii) do not decide upon the length or other terms of tenancy. Landlord and Tenant agree that they will seek legal, tax, insurance, and other desired assistance from appropriate professionals.
--------------------------------------------------------------------------------


Tenant By: MicroTel International Inc. /s/ Carmine T. Oliva, CEO, Chairman & Pres.       Date   7/12/04
      --------------------------------------------------------------------------------         ---------
        MicroTel International Inc.
--------------------------------------------------------------------------------------------------------
(Print Name)
Address                                               City                 State          Zip
       ----------------------------------------------    ------------------     ----------   -----------

Tenant                                                                     Date
      ---------------------------------------------------------------------    -------------------------

(Print Name)
Address                                               City                 State          Zip
       ----------------------------------------------    ------------------     ----------   -----------

Landlord    Noel C. McDermott, By Warren P. Yost, Attorney-in-Fact   Date       7/12/04
         -----------------------------------------------------------     -------------------------------
                 (Owner or agent with authority to enter into this agreement)
Address  502 Village Circle                     City  Santa Clara       State    CA         Zip   95060
       -----------------------------------------    ----------------------------------------------------

Landlord    Warren P. Yost                                                     Date   7/12/04
         ----------------------------------------------------------------------    -----------
                 (Owner or agent with authority to enter into this agreement)
Address      10324 Miner Place                      City   Cupertino           State   CA     Zip  95014
       ---------------------------------------------    -----------------------     ----------   -------

Agency relationships are confirmed as above. Real estate brokers who are not also Landlord in this agreement are not a party to the agreement between Landlord and Tenant.

Real Estate Broker (Leasing Firm)
                                 ------------------------------------------------------------------------
By (Agent)                                                                        Date
          -----------------------------------------------------------------------       -----------------

Address                                                City                State        Zip
       ------------------------------------------------    ----------------     --------   -------------
Telephone                                             Fax
         --------------------------------------------    ---------------------------------------
E-mail
       --------------------------------------------------------------------------

Real Estate Broker (Leasing Firm)
                                 ------------------------------------------------------------------------
By (Agent)                                                                        Date
          -----------------------------------------------------------------------       -----------------

Address                                                City                State        Zip
       ------------------------------------------------    ----------------     --------   -------------
Telephone                                             Fax
         --------------------------------------------    ---------------------------------------
E-mail
       --------------------------------------------------------------------------

                                    Landlord and Tenant acknowledge receipt of
                                    a copy of this page.
                                    Landlord's initials ( NCM by WPY ) ( WPY )
                                    Tenant's initials ( CTO ) (_____)
                                    --------------------------------------------
                                    Reviewed by
                                    Broker of Designee __________ Date__________
                                    --------------------------------------------
Commercial Lease Agreement (CL-11 Page 8 of 8)

Premises 894 Faulstich Court, San Jose CA 95112-1361        Date________________


EXHIBIT A:  PROPERTY DESCRIPTION


Property:                  894 Faulstich Court
                           San Jose, CA 95112-1361

Description:               Manufacturing building
                           Building area: thirty thousand (30,000) square feet
                           Steel building construction Over fifteen (15) percent build out Approximately forty-five (45) parking spaces Situated on fee simple land

Premises 894 Faulstich Court, San Jose CA 95112-1361        Date________________


EXHIBIT B:  RENEWAL OR EXTENSION TERMS


The lessee will have the right for three 5-year renewal options adjusted to market rate at the time of each renewal with an identical rate adjuster each month, as specified tin Exhibit C.

Premises 894 Faulstich Court, San Jose CA 95112-1361        Date________________


EXHIBIT C:  BASE RENT


Seven (7) year, noncancelable lease, at a beginning rate of $0.90 per square foot, plus any upward adjustment in the Federal Funds Discount Rate in effect at the time of closing referenced to the Federal Reserve Discount Rate of one percent (1%) in effect on the signing date of April 22, 2004 stated in the Binding Agreement in Principle Regarding the Purchase of Outstanding Capital Stock of Larus Corporation and Vista Corporation.

The lease is triple net and is adjusted as described following:

The portion of the monthly lease payment that is allocated by the lessor to cover interest payments on the mortgage covering the facility (the "Interest Component") will be subject to adjustment, upwards and/or downwards, at the beginning of each month to reflect any changes in the financial index used by the lessor's lender relating to the lessor's mortgage on the facility (the "Index Rate") from the beginning of the prior monthly period. The maximum adjustment in any given year shall be 1-1/2% with a maximum cumulative adjustment over the term of the lease of 8%. No adjustment shall be made if such adjustment would reduce the monthly square foot rental amount to an amount below $0.90.

By way of example, if at the beginning of the second month, after the effective date of the lease, the Index Rate has increased by 0.25% since the effective date of the lease, the Interest Component portion of the lease rate would be increased by 0.25% until the next adjustment, if any.

Premises 894 Faulstich Court, San Jose CA 95112-1361        Date________________


EXHIBIT D:  TENANT IMPROVEMENTS


A Lessor leasehold improvement allowance of $11.00 per square foot.